The Bhirud Funds, Inc.

THE APEX MID CAP GROWTH  FUND

Soundview Plaza, 1266 E. Main Street

Stamford, Connecticut 06902



Telephone No. (800) 831-9922


Supplement to Prospectus Dated November 30, 1996


The following information replaces disclosure found in the Paragraph on Page 9 under "Other Investments and Related Risk
Factors - Short Sales".


	The market value of the securities sold short of any one issuer will not exceed either 2% of the Portfolio's total assets or 2% of such issuer's voting securities. The Portfolio will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 30% of the value of its assets or the Portfolio's aggregate short sales of a particular class of securities exceeds 30% of the outstanding securities of that class. The Portfolio may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Portfolio owns or has the immediate and unconditional right to acquire at no additional cost the identical security.




November 13, 1997





s/d_____________________

Suresh L. Bhirud, President